                                                                       COPY 1

Copy 1:  Tenant
Copy 2:  ZS
Copy 3:  HV-L
                                                                    CASE W 85

                               BUSINESS PREMISES LEASE

                                       BETWEEN

                 INDUSTRIEVERWALTUNGSGESELLSCHAFT AKTIENGESELLSCHAFT

                              ZANDERSTRABE 5, 53177 BONN

hereinafter referred to as the "Landlord"

                                         and

                        ISS - INTEGRATED SENSOR SOLUTIONS GMBH

                GEB.  335, KONIGSBRUCKER LANDSTRABE 159, 01109 DRESDEN

hereinafter referred to as the "Tenant".

CLAUSE 1 SUBJECT

(1) The Landlord leases to the Tenant, in the area of the property known as Dresden-Klotsche

    a)   in Building No. 335 (part)

         a leased area of  approx. 387 m2 (marked in blue)

         as per enclosed building plan (Annex 1).
         The blue hatched area is in joint use.

(2) The Landlord undertakes to have the following works carried out on the leased properties at its own expense:

    - Fitting of 2 walls including doors in the corridor area to close off the leased unit
    - Fitting of a wall including door in Room 36
    - Installation of a water/drainage connection for Room 35
    - Making of an opening and fitting of a door between Rooms 10 and 11

    - Removal of the radiators in Rooms 35 and 36
    - Demolition of the partition between Rooms 5 and 6
    - Laying of PVC floor covering instead of needled felt in Rooms 5 and 6

Subject to this proviso, the Tenant accepts the leased properties as they stand at the commencement of the lease, and states that it has inspected them thoroughly. Complaints of defects, claims for reductions and other claims relating to the nature, condition and size of the leased properties shall be excluded.

(3) A record of the state of the leased properties and their fixtures and fittings has been prepared by the contracting parties (Annex 3).


CLAUSE 2  PURPOSE, SUBLETTING

(1) The leased properties may be used only for the following purposes:

               Development, production and marketing of sensor systems

(2) The Landlord takes no responsibility for the suitability of the leased properties for the Tenant's purposes and offers no guarantee of protection of fair competition. The Tenant shall itself obtain the consents and the like necessary for its business and its operations, at its own expense, and shall maintain the leased properties and the operations in a state that complies with all official requirements. It shall report any modifications requiring a structural survey or inspection by the fire brigade or industrial inspectorate. Obligatory conditions, where imposed as a result of the Tenant's operations, shall be met by the Tenant at its own expense, even if they should be addressed to the Landlord. The refusal or limitation of consents and the like shall have no effect on the substance and content of this lease.

(3) The subleasing or subletting of the leased properties or parts thereof shall be permitted only with the written consent of the Landlord.

(4) The Tenant shall not be entitled to assign to third parties its rights under this lease or to make them the subject of partnership agreements.

CLAUSE 3  TERM OF THE LEASE

(1) The tenancy shall begin with the handing-over of the renovated leased areas and shall be subject to 6 months' notice of termination as of 30 June and 31 December each year, but not before 31 December 1995. The Tenant shall be entitled to extend the lease by unilateral notice by one period of 3 years, that is to say until 31 December 1998. All the provisions of this lease shall remain in force unaltered during the period of extension. The exercise of this right by the Tenant shall be notified to the Landlord by registered letter by 30 November 1995.
The punctuality of the notification shall be determined by delivery, not date of posting.

(2) The Landlord shall be entitled to cancel the tenancy without notice in the cases provided for by law, and in particular if the Tenant

    a) fails to pay all or part of the agreed rent and ancillary payments due, despite a formal warning, or

    b) is in breach of the terms of Clauses 2, 7 (subclauses 1, 3 and 5), 8, 9 and 10 (subclauses 1 to 3) of the present lease.

(3) In the cases referred to in subclause (2) the Tenant shall be liable for the damage caused to the Landlord as a result of failure by the Tenant or a subtenant or sublessee to vacate or hand back the leased properties punctually. The same shall apply if the leased properties are left empty or can only be leased more cheaply or on less favourable terms after being vacated or handed back by the Tenant, until the end of the initially agreed term of the lease but no longer than a period of one year after the premises are vacated or handed back.

(4) Notice of termination shall in all cases be given in writing. The punctuality of the notice shall be determined by delivery of the letter of notice, not date of posting.


CLAUSE 4  RENT AND ANCILLARY COSTS

(1) The rent as detailed in Annex 7 shall be as follows, exclusive of value added tax:

                                                         Monthly       Yearly
                                                              DM           DM
a) Leased areas of buildings
         318 m2 at DM/m2/month      15.00               4,770.00    57,240.00
          69 m2 at DM/m2/month       8.00                 552.00     6,624.00
b) Ancillary costs as per Annex 5, Clause 2 (1)           775.00     9,300.00
c) Ancillary costs as per Annex 5, Clause 2 (2)           967.50    11,610.00
                                                        7,064.50    84,774.00

The monthly rent shall be paid in advance to the recipient designated by the Landlord in sufficient time for the Landlord to dispose thereof no later than the 5th day of the month in question.

In the event of late receipt, the Landlord may charge the Tenant interest at 3% over the prevailing Bundesbank discount rate, and in any event not less than 8%.

(2) Any additional cost burden on the leased properties which arises out of building works by the Tenant shall be borne by the Tenant itself or repaid to the Landlord if demanded from and paid by the latter, if and to the extent that the increase in value resulting from such building works has not been paid to the Tenant and the rent raised accordingly.

(3) In the event of the introduction of new local authority charges or a surcharge on or increase in existing charges associated with the leased properties, the Tenant undertakes, from the time at which the additional charge becomes effective, at the Landlord's discretion, either to pay an appropriately increased rent or to reimburse the additional charges levied on the leased properties.

(4) In the event of additional charges on the site resulting from public works (especially development works) the Tenant shall additionally pay each year 11% of the contributions attributable, pro rata, to the leased properties.

(5) Ancillary costs and settlement thereof are regulated in Annex 5.

(6) The rents and ancillary costs shown in this lease shall be net payments within the meaning of the Value Added Tax Act applicable at the time. Value added tax at the applicable statutory rate shall be charged separately on these sums.

(7) The payments to be made pursuant to subclauses (2) to (6) are to be paid simultaneously with the rent pursuant to subclause (1). If a separate account is issued, the account shall be settled in full within 2 weeks.

CLAUSE 5  ADJUSTMENT OF RENT

(1) Tenant and Landlord may, during or after the term of the lease, request a new agreement as to the rent and the payments for the ancillary services pursuant to Clause 4 (5), unless special agreements have been concluded regarding the latter. Such a request may first be made in respect of a period beginning at least 2 years after the last rent agreement took effect.

When the new rent is agreed, due note shall be taken of any changes in the price indices published by the German Federal Office of Statistics

    - for the cost of living for 4-person households with average income from employment and

    - for buildings (business premises in general)

and of the locally customary rent payable for a new lease on an equivalent leased property.

The new rent and the payments for the ancillary services shall take effect from the first day of the month in which the request was made by either contracting party, but not before the expiry of 2 years since the last rent agreement became effective.

(2) Should no agreement be reached regarding the new rent and the payments for the ancillary services, the parties shall jointly nominate a competent arbitrator. If no agreement is reached either regarding the new rent and the payments for the ancillary services or regarding the arbitrator to be nominated jointly within a period of 3 months following the request for adjustment, the party requesting it may unilaterally request the locally responsible Chamber of Industry and Commerce to nominate a competent arbitrator. If the Chamber of Industry and Commerce nominates more than one arbitrator, the party requesting adjustment shall nominate one of those named. The arbitrator's findings shall be binding upon the contracting parties. The costs of the arbitrator's opinion shall be borne by the unsuccessful party, or divided pro rata if both parties are partially unsuccessful.


CLAUSE 6  ENERGY, WATER, DRAINAGE, HEATING

(1) Supply and disposal to and from the leased property shall be via the mains networks and the Landlord's facilities. As soon as the technical requirements are in place for direct purchase in individual supply areas via public utilities, the Tenant shall conclude appropriate supply agreements therewith.

(2) The Landlord shall allow the Tenant to use the supply and disposal facilities existing at the leased properties at its own risk. In the event of faults or damage the Tenant shall arrange for immediate disconnection, and undertakes to notify the Landlord or its representative immediately.

(3) If the supply of electricity, space heating or water or the drainage system is interrupted by circumstances outside the Landlord's control, or in the event of floods and other disasters, the Tenant shall have no entitlement to a reduction and no claim for compensation against the Landlord.

For damage associated with parts of the supply lines owned by the Landlord, the Landlord shall be liable only in the event of intent or gross negligence. It shall be incumbent upon the Landlord to prove that no culpable conduct has occurred.

(4) The connected load required by the Tenant at the commencement of the tenancy is agreed to be 60 kVA. If the Tenant's connected load increases during the term of the lease, the Tenant shall reimburse the Landlord for the resulting costs of modifying the power supply installation. A change in the energy supply by the responsible energy supply company, especially a variation or interruption of the voltage, shall not entitle the Tenant to claim compensation from the Landlord.

(5) Water may be taken from the water mains only for personal requirements. In the event of water consumption for industrial purposes, the Tenant shall install an intermediate water meter at its own expense and bear the water and drainage costs pursuant to Annex 5, unless the Tenant obtains the water directly from the water supply works.


CLAUSE 7  INSURANCE, LIABILITY

(1) The Landlord shall keep the leased properties insured, inter alia, against fire damage at the replacement value. The basic premium for the unused leased properties shall form part of the non-consumption-related ancillary costs pursuant to Annex 5, Clause 1 (11). In addition, the Tenant shall bear the premium surcharges caused by its business for the leased properties or for the buildings in which the leased properties are located, and for any neighbouring properties if appropriate.
The Tenant undertakes to inform the Landlord fully and promptly of the occurrence of any circumstances that increase the risk.

(2) The Tenant shall be liable for all damage culpably caused to the leased properties or to any other property of the Landlord by it, its dependants, its staff or visitors. It shall be incumbent upon the Tenant to prove that no culpable conduct occurred. In respect of actions by persons for whom the Tenant is liable, it waives the right of defensive proof pursuant to Article 831 BGB [German Civil Code].

(3) The Tenant shall indemnify the Landlord against all claims made during the term of the lease by private or public third parties against the Landlord, as the owner of the leased properties, on account of the Tenant's business or the effects thereof. This shall also include liability situations under the Water Resources Act and other environmental protection legislation, especially on account of land, water or groundwater contamination caused by the Tenant's business, including such contamination affecting neighbouring or surrounding land.

(4) The Tenant shall at all times provide the Landlord with comprehensive information, in writing if requested, on the nature, extent and use (including disposal) of materials or substances that might be deemed an environmental hazard. To this end, the Tenant shall permit access to the leased properties by the Landlord's environment officer or his representative.

(5) The Tenant undertakes to keep itself adequately insured against its liability arising from the obligations contractually entered into, and to furnish evidence to the Landlord that the policies have been arranged.

CLAUSE 8  MAINTENANCE, REPLACEMENT

(1) The Tenant undertakes to treat, maintain and attend to the leased properties with all due care and not to omit anything necessary under official regulations and general principles of law to ensure their safety, including traffic safety.

(2) Maintenance of and repairs to the fabric shall be the responsibility of the Landlord. All routine maintenance of and repairs to the leased properties shall be arranged by the Tenant at its expense, and carried out correctly and promptly. By maintenance and repair the parties understand all works necessary to maintain the condition described in Annex 3. At the request of the Landlord or Tenant, building inventories shall be taken to ascertain the works to be carried out and their timing.
If the Tenant fails to comply completely and promptly with its obligation to carry out routine maintenance and repairs the Landlord shall be entitled, following a formal warning, to carry out the necessary works and require the Tenant to reimburse the costs incurred thereby.

(3) The Tenant shall compensate the Landlord for depreciation caused by the Tenant's business, in the course of use according to this lease, which goes beyond normal depreciation.

(4) Damage to the leased properties shall be notified to the Landlord (locally responsible office) immediately, orally and in writing.

(5) The Landlord shall have the right to care for and use existing trees and green areas.

CLAUSE 9  STRUCTURAL AND OTHER MODIFICATIONS

(1) The Tenant shall require the prior written consent of the Landlord for structural modifications, and other modifications that cannot be readily reversed, to the leased properties. A written agreement shall be concluded before the works begin regarding the costs of such structural and other modifications, their reimbursement where relevant and any obligation upon the Tenant to restore the leased properties to their former state at its expense on relinquishing possession (Annex 4). The obtaining of any necessary official approvals shall be the responsibility of the Tenant.
The Tenant shall not be entitled to reimbursement of costs incurred by it as a result of modifications to the leased properties carried out without the prior written consent of the Landlord, or to payments of any other kind so incurred, even if the value of the leased properties has been lastingly improved thereby. The Landlord shall in such cases be entitled to require the restoration of the former condition at the Tenant's expense and security for the costs of such restoration before the leased properties are handed back.

(2) The Tenant undertakes to tolerate all works carried out by the Landlord to extend, modify and maintain its property. Structural works which may have a lasting effect on the Tenant's business activities shall be agreed with the Tenant ahead of time, but at least 14 days in advance. In the event of relatively long term loss of production in this connection the Tenant shall be offered equivalent rented premises. Claims for compensation by the Tenant in connection with works by the Landlord to maintain his property which have a direct or indirect effect on the leased properties shall be excluded.

(3) The Tenant shall have the right to reduce or withhold the rent or claim compensation only if the works take an unreasonable length of time to carry out.


CLAUSE 10  LIEN, INSPECTION, ASSIGNMENT, SETOFF

(1) For the purpose of exercising its lien, the Landlord or its agent shall be entitled to visit and inspect the leased properties at any time, with or without witnesses. The Tenant shall notify the Landlord immediately of the impending realization of objects brought in that are subject to a pledge or chattel mortgage.

(2) The Tenant shall notify the Landlord immediately of any execution levied on leased properties.

(3) The Landlord or its agents shall be entitled to visit and inspect the leased properties during normal business hours or after prior notification. If the Landlord wishes to sell leased properties or if this tenancy is terminated, the Landlord or its agents may visit the leased properties together with potential purchasers or new applicants for leases; in such cases the Tenant shall ensure that the leased properties can be visited and inspected even in its absence. The customary confidentiality shall be ensured.

(4) The Tenant hereby assigns to the Landlord, as security for all claims by the Landlord under this lease, all present and future claims against third parties for the payment of rent on the basis of subleasing or subletting agreements.

(5) The Tenant waives, in respect of any claims by the Landlord under this lease, the right of setoff and retention, where such waiver is not excluded by law.


CLAUSE 11   RETURN OF THE LEASED PROPERTIES

(1) After the end of the tenancy the Tenant shall hand back the leased properties to the Landlord in a renovated state and in the state described in Annex 3, together with the keys supplied by the Landlord and keys additionally procured by the Tenant itself, in accordance with the contractual agreements.

(2) The Tenant undertakes, with regard to installations brought in (such as gas, water, cooling, heating and electrical installations), at the Landlord's discretion,

    a) either to remove them and restore the original condition at its expense, the Landlord being entitled to require security for the restoration of the original condition;

    b) or to leave them in situ for payment of a reasonable price. If no agreement on a reasonable price is reached within, at the most, one month before the ending of the tenancy, the arrangements as per subclause (a) above shall apply.

(3) The Tenant undertakes to make good all damage in excess of contractual wear and tear before the ending of the tenancy. Should the Tenant fail to comply with this obligation, the Landlord shall be entitled to have such damage made good at the Tenant's expense.

(4) The Landlord may dispose at its discretion and as it wishes of any property of the Tenant remaining on or in the leased properties after their return, unless the Tenant has removed them within two weeks of being so requested. The Landlord shall be released in this respect from the provisions of Article 181 BGB.

(5) The provisions of Article 568 BGB shall not apply.


CLAUSE 12     SECURITY FOR THE LEASE

(1) The Tenant undertakes to provide security for the lease.

(2) To this end the Tenant shall provide the Landlord, before the commencement of the lease and as security for all claims by the Landlord arising out of and in connection with this lease, with a directly enforceable bank/corporation guarantee certificate, payable at first demand, waiving the defences of voidability, setoff and failure to pursue remedies, in the sum of three months' rent plus value added tax pursuant to Clause 4 (1) and (6), that is to say DM 24,400.00.

(3) The Landlord may satisfy its due claims under this guarantee even before the end of the tenancy. In this case the Tenant undertakes to furnish the Landlord immediately with a certificate of guarantee in the same terms made out in the original sum.

(4) The guarantee shall expire on the return of the guarantee certificate to the guarantor, but not later than 1 month after the leased properties have been duly handed back.


CLAUSE 13     ADDITIONAL AGREEMENTS

(1) In so far as the Tenant uses the existing locks to the leased premises, the Landlord cannot guarantee the security of these locks. The Landlord therefore recommends the Tenant to install its own lock cylinders.

(2) The Tenant states that 16 employees are permanently working in the leased property.

(3) A separate agreement shall be concluded regarding the renting of parking spaces.

(4) The conclusion of a contract for telecommunications facilities with Deutsche Bundespost Telekom shall be the responsibility of the Tenant.


CLAUSE 14     WRITTEN FORM, AMENDMENTS, VENUE

(1) No agreements other than those concluded in this lease exist. Amendments and additions to this lease shall be in writing.

(2) The agreed venue for all legal disputes shall be Dresden.

Three identical copies of this lease and the annexes listed below shall be prepared, the Landlord receiving 2 copies and the Tenant 1.

Dresden, 12 September 1994             Dresden, 7 September 1994

Industrieverwaltungsgesellschaft       ISS GmbH
Aktiengesellschaft                     Konigsbrucker Landstr. 159
Dresden Branch                         Building 338
                                       01109 Dresden

[illegible signature]                  [illegible signature]
    (Landlord)                               (Tenant)

Annex 1  Plan of site/buildings
Annex 3  State of the leased properties
Annex 5  Ancillary costs
Annex 7  Rent calculation

Copy 1:  Tenant
Copy 2:  ZS
Copy 3:  HV-IB
                                                                       CASE 85

ANNEX 1  Plan of site/buildings

      to the Business Premises Lease of 7 September 1994 and 12 September 1994


                                       BETWEEN

                 INDUSTRIEVERWALTUNGSGESELLSCHAFT AKTIENGESELLSCHAFT

                              ZANDERSTRABE 5, 53177 BONN

                                         and

the company

                        ISS - INTEGRATED SENSOR SOLUTIONS GMBH

                GEB.  335, KONIGSBRUCKER LANDSTRABE 159, 01109 DRESDEN


This annex comprises this cover sheet and plans 1-2

                               1 - Plan of the property

                               2 - Plan of leased areas

Dresden, 12 September 1994             Dresden, 7 September 1994

Industrieverwaltungsgesellschaft       ISS GmbH
Aktiengesellschaft                     Konigsbrucker Landstr. 159
Dresden Branch                         Building 338
                                       01109 Dresden

[illegible signature]                  [illegible signature]
    (Landlord)                              (Tenant)

[Text at bottom right of site plan:]

W 85 DRESDEN

PLAN OF PROPERTY

PLAN NUMBER: 1200

DATE: 23 JULY 1992



[Text at top right of premises plan:]

Ground plan


[Text at bottom right of premises plan:]

W 85 Dresden

(two lines illegible)

                                                        Date: July (illegible)

                                                                          COPY 1
Copy 1:  Tenant
Copy 2:  ZS
Copy 3:  HV-IB
                                                                        CASE  85

ANNEX 4  Supplementary agreement on Tenant's buildings

to the Business Premises Lease of 7 September 1994 and 12 September 1994


                                       BETWEEN

                 INDUSTRIEVERWALTUNGSGESELLSCHAFT AKTIENGESELLSCHAFT

                              ZANDERSTRABE 5, 53177 BONN

                                         and

                        ISS - INTEGRATED SENSOR SOLUTIONS GMBH

                GEB.  335, KONIGSBRUCKER LANDSTRABE 159, 01109 DRESDEN


                               SUPPLEMENTARY AGREEMENT

on works by the Tenant who waives any reimbursement of costs or payment

(1) The Tenant shall have the right to make the following modifications to the leased property at its expense:

    (1.1) Conversion of Rooms 35 and 36 to air-conditioned production premises

    (1.2) Construction of a transport and storage area (at least 3 m x 2.4 m) immediately outside Rooms 5/6 for the delivery, storage and on-site filling of transportable and/or fixed liquid nitrogen tanks

(2) The Landlord gives its consent thereto on the following conditions:

    (2.1) The tenant shall undertake the modifications to the leased property by agreement with the Landlord's local office in accordance with the recognized rules of the art and observe all relevant regulations in so doing.

              In the event of the refusal or limitation of official approvals or their granting subject to conditions or other administrative acts involving a burden the Tenant shall have no claim on the Landlord. Any official conditions shall be complied with by the Tenant at its expense, even if they should be imposed upon the Landlord.

    (2.2) All costs which the Tenant has incurred or will incur for the modifications shall be borne by it, with no right of reimbursement from the Landlord. This shall apply even if the buildings and facilities pass into the ownership of the Landlord and result in a lasting increase in the value of the leased property. The time of and reason for the ending of the tenancy shall be immaterial for this purpose.

    (2.3) The Tenant undertakes, after the ending of the tenancy - for whatever reason - to restore the original condition that existed before the modifications made by the Tenant. This undertaking shall lapse if the Tenant and Landlord agree to leave the modification or parts thereof. The Landlord shall be entitled, before the Tenant vacates the leased property, to require security for the costs of restoring the original condition.
              There shall be no obligation to restore the storage and transport area referred to in subclause (1.2).

    (2.4) In so far as the Tenant's structural works result in increases in rates or other public levies or the fire insurance, it undertakes to reimburse the Landlord for additional charges arising therefrom.

Dresden, 12 September 1994             Dresden, 7 September 1994

Industrieverwaltungsgesellschaft       ISS GmbH
Aktiengesellschaft                     Konigsbrucker Landstr. 159
Dresden Branch                         Building 338
                                       01109 Dresden

[illegible signature]                  [illegible signature]
    (Landlord)                              (Tenant)

Copy 1:  Tenant
Copy 2:  ZS
Copy 3:  HV-IB
                                                                   CASE W  85

ANNEX 5  Ancillary costs

to the Business Premises Lease of 7 September 1994 and 12 September 1994


                                       BETWEEN

                 INDUSTRIEVERWALTUNGSGESELLSCHAFT AKTIENGESELLSCHAFT

                              ZANDERSTRABE 5, 53177 BONN

                                         and

the company

                        ISS - INTEGRATED SENSOR SOLUTIONS GMBH

                GEB.  335, KONIGSBRUCKER LANDSTRABE 159, 01109 DRESDEN

CLAUSE 1 THE FOLLOWING ARE AGREED TO BE ANCILLARY COSTS WITHIN THE MEANING OF CLAUSE 4 (1) (B) AND (C) OF THE LEASE:

    Operating costs shall mean the costs routinely incurred by the Landlord as a result of its ownership of the land and the use according to regulations of the leased properties pursuant to Clause 1 of the lease. They include, specifically, the following charges and payments:

CONSUMPTION-DEPENDENT COSTS

1.  WATER SUPPLY

    This shall include the cost of water consumed, the standing charges and the meter rentals, the costs of intermediate meters, the calibration costs, the costs of operating a water supply installation owned by the Landlord and a water treatment plant, including treatment products. The local water supply company's rates and the Regulation on General Conditions for the Supply of Water (AVB Wasser V) shall apply. Should it be impossible as yet to charge for consumption via subsidiary measuring devices, this shall be based on total consumption/usable floor space.

2.  DRAINAGE

    This shall include the charges for use of a public drainage system, the costs of operating a corresponding non-public system including the sewer network and the costs of operating a drainage pump. The local disposal utility's rates and the General Conditions for Drainage (ABE) shall apply.

3.  HEATING

    This shall include the costs referred to in the "Regulation on the consumption-dependent charging of heating and hot water costs" (Heating Costs Charging Regulation - Heizkosten V). The breakdown of the costs shall be 70% based on recorded hot water consumption and 30% based on heatable leased area. The rates and General Terms and Conditions of the local heating supply company shall apply. Should it be impossible as yet to charge for consumption via subsidiary measuring devices, this shall be based on total consumption/usable floor space.

4.  ELECTRICITY SUPPLY

    This shall include the costs of supplying electricity, where not already recorded separately. The General Terms and Conditions of Supply (AVB Elt) of the local energy supply utility shall apply. Should it be impossible as yet to charge for consumption via subsidiary measuring devices, this shall be based on total consumption/usable floor space.

5.  WASTE DISPOSAL

    This shall include the charges and costs payable for public and private waste disposal.

NON-CONSUMPTION-DEPENDENT COSTS

6.  REGULAR PUBLIC CHARGES ON THE SITE

    These shall include the rates, in particular.

7.  STREET CLEANING

    This shall include the charges and costs payable for public and private street cleaning.

8.  CLEANING OF BUILDING AND PEST CONTROL

    This shall include the costs of cleaning the parts of buildings used jointly by tenants/users, such as entrances, corridors, WCs and kitchen, and of pest control.

9.  OPEN SPACES, FOOTPATHS AND ROADWAYS

    These shall include the costs of maintaining areas laid to garden and surface water, including the replacement of plants and timber and the maintenance of spaces, entrances, vehicular accesses and footpaths not used for public traffic.

10. LIGHTING

    This shall include the costs of electricity for outside lighting and the lighting of the parts of buildings used jointly by the tenants, such as entrances, corridors, WCs, kitchen and other service areas.

11. PROPERTY AND LIABILITY INSURANCE

    This shall include, in particular, the costs of insuring the buildings in the unused state against damage from fire, storm and hail, the liability insurance for the site and buildings and the costs of environmental liability insurance.

12. SECURITY OFFICER

    This shall include the remuneration, social security contributions and all benefits in money's worth paid by the Landlord for the services of an indoor or outdoor security officer. If work is done by the security officer it may not be estimated again under one of the other headings in this annex.

13. OTHER OPERATING COSTS

    These are the operating costs not mentioned in sections 1 to 20 above, specifically the operating costs for outbuildings, equipment and fittings.

CLAUSE 2 OF THE COSTS LISTED IN CLAUSE 1, THE TENANT SHALL PAY:

    1.   THE CONSUMPTION-DEPENDENT COSTS BY THE ADVANCE PAYMENT METHOD:

                                                 DM/monthly         DM/yearly
1 Water                                               25.00            300.00
2 Drainage                                            25.00            300.00
3 Heating                                            500.00          6,000.00
4 Electricity                                        200.00          2,400.00
5 Refuse                                              25.00            300.00
                                                      -----            ------
                    Total                         DM 775.00       DM 9,300.00

    The Landlord may change the amount of the monthly advance payments by written notification in order to bring them into line with the latest situation.

    Retrospective changes may date back only a maximum of 3 months, the month in which the change is notified being reckoned as the first month.


    2. THE NON-CONSUMPTION-DEPENDENT COSTS AS PRO RATA FIXED PAYMENTS BASED ON LEASED AREA:

                             DM/monthly               DM/yearly
Headings 6-13

387 m2 @ DM 2.50                  967.50              11,610.00

    Fixed payments for non-consumption-dependent costs shall form part of the rent and be subject to rent adjustment (Clause 5 of the lease).


Dresden, 12 September 1994             Dresden, 7 September 1994

Industrieverwaltungsgesellschaft       ISS GmbH
Aktiengesellschaft                     Konigsbrucker Landstr. 159
Dresden Branch                         Building 338
                                       01109 Dresden

[illegible signature]                  [illegible signature]
    (Landlord)                              (Tenant)

Copy 1:  Tenant
Copy 2:  ZS
Copy 3:  HV-IB

                                                                     CASE 85

ANNEX 7  Rent calculation

       to the Business Premises Lease of 7 September 1994 and 12 September 1994


                                       BETWEEN

                 INDUSTRIEVERWALTUNGSGESELLSCHAFT AKTIENGESELLSCHAFT

                              ZANDERSTRABE 5, 53177 BONN

                                         and

the company

                        ISS - INTEGRATED SENSOR SOLUTIONS GMBH

                GEB.  335, KONIGSBRUCKER LANDSTRABE 159, 01109 DRESDEN

Leased property:   Building 335, Konigsbrucker Landstrabe 159, 01109 Dresden

                                                                     DM/MONTH
Leased premises    Office
                   Rooms 2-12, 27
                   incl. common areas  318 m2    @  DM/m2   15.00    4,770.00

                   Stores
                   Rooms 35, 36        69 m2     @  DM/m2    8.00      552.00
                   ------------        -----        -----    ----      ------
                   TOTAL               387 M2                        5,322.00

Dresden, 12 September 1994             Dresden, 7 September 1994

Industrieverwaltungsgesellschaft       ISS GmbH
Aktiengesellschaft                     Konigsbrucker Landstr. 159
Dresden Branch                         Building 338
                                       01109 Dresden

[illegible signature]                  [illegible signature]
    (Landlord)                              (Tenant)